UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  April 19, 2018
(Date of earliest event reported:  April 17, 2018)

REVLON CONSUMER PRODUCTS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One New York Plaza, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Amendment of Revolving Credit Agreement and Certain Security Agreements; Addition of Senior Secured First In, Last Out Tranche B to Revolving Credit Facility

On April 17, 2018 (the “Closing Date”), Revlon Consumer Products Corporation (“Products Corporation”), the direct wholly-owned operating subsidiary of Revlon, Inc. (“Revlon” and together with Products Corporation, the “Company”), Revlon and certain of their subsidiaries entered into an amendment and restatement (the “Amendment”) of Products Corporation’s asset-based revolving credit agreement with Citibank, N.A., acting as administrative agent, collateral agent, issuing lender, local fronting lender and swingline lender and the other issuing lenders (the “Existing  Revolving Credit Agreement” and as amended by the Amendment, the “Amended Revolving Credit Agreement”) in respect of Products Corporation’s existing senior secured asset-based revolving credit facility (the “Existing Revolving Credit Facility” and as in effect after the Amendment, the “Amended Revolving Credit Facility”). The parties also entered into an amendment to certain related security agreements.

Pursuant to the terms of the Amendment, a new $41.5 million senior secured first in, last out tranche (the “Tranche B”) was established under the Amended Revolving Credit Facility and the existing $400 million tranche under the Existing Revolving Credit Facility became a senior secured last in, first out tranche (the “Tranche A”, and together with the Tranche B, the “Tranches”).

The Amendment provides for the availability and repayment terms of each Tranche, as well as terms governing the payment priorities between the Tranches. Other amendments to the Existing Revolving Credit Facility under the Amendment include (i) an adjusted cap on incremental facilities (after giving effect to the Tranche B) equal to the greater of (x) $33.5 million and (y) the excess of the borrowing base over the amounts of then-effective commitments; (ii) an increase of $15 million to the cap on amounts eligible for inclusion in the borrowing base relating to certain assets located in jurisdictions other than the U.S., Puerto Rico, Canada, and the U.K.; (iii) a reduction to the amount of additional debt generally permitted to be incurred; (iv) a reduction in the amount of incremental debt under Products Corporation’s $1,800 million senior secured term loan facility permitted to be incurred pursuant to the Amended Revolving Credit Agreement; (v) the removal of temporary increases to the borrowing base between August 15 and October 31 of each year; (vi) an increase to threshold conditions in respect of the ability to make certain dividends and distributions on equity during the term of the Tranche B; and (vii) an amendment to the calculation of the financial covenant.

The borrowing base calculation under the Amended Revolving Credit Facility for the Tranche B is based on the sum of: (i) 10% of eligible accounts receivable; and (ii) the lesser of 10% of the net orderly liquidation value and a percentage of the value specified in respect of different types of eligible inventory, which are collectively subject to certain availability reserves set by the administrative agent.

The borrowing base calculation under the Amended Revolving Credit Facility for the Tranche A continues to be based on the sum of: (i) 85% of eligible accounts receivable; (ii) the lesser of 85% of the net orderly liquidation value and a percentage of the value specified in respect of different types of eligible inventory; (iii)  the lesser of (A) the sum of (x) 75% of the net orderly liquidation value in respect of eligible equipment and (y) 75% of the mortgage value of eligible real property and (B) $40 million and (iv) qualified restricted cash (capped at $75 million), which are collectively subject to certain availability reserves set by the administrative agent.

Tranche B under the Amended Revolving Credit Facility matures on the 1st anniversary of the Closing Date, i.e., April 17, 2019. Tranche A under the Amended Revolving Credit Facility continues to mature on the earlier of: (x) the 5th anniversary of the Company’s September 7, 2016 acquisition of Elizabeth Arden, Inc. (i.e., September 7, 2021); and (y) the 91st day prior to the maturity of Products Corporation’s 5.75% Senior Notes if, on that date (and solely for so long as), (i) any of Products Corporation’s 5.75% Senior Notes remain outstanding and (ii) Products Corporation’s available liquidity does not exceed the aggregate principal amount of its then outstanding 5.75% Senior Notes by at least $200 million.

Interest is payable quarterly and accrues on borrowings under the Amended Revolving Credit Facility at a rate per annum equal to either: (i) the alternate base rate plus an applicable margin equal to (A) in the case of the Tranche A, 0.25%, 0.50% or 0.75% or (B) in the case of the Tranche B, 1.50%, 1.75% or 2.00%, in each case depending on the average excess availability (based on the borrowing base as most recently reported by Products Corporation to the administrative agent from time to time); or (ii) the Eurocurrency rate plus an applicable margin equal to (A) in the case of the Tranche A, 1.25%, 1.50% or 1.75% or (B) in the case of the Tranche B, 2.50%, 2.75% or 3.00%, in each case depending on the average excess availability (based on the borrowing base as most recently reported by Products Corporation to the administrative agent from time to time), at Products Corporation’s option. The applicable margin decreases as average excess availability under the Amended Revolving Credit Facility increases.  Products Corporation is obligated to pay certain fees and expenses in connection with the Amended Revolving Credit Facility, including a commitment fee of 0.25% for any unused amounts under the Tranche A and 0.50% for any unused amounts under the Tranche B. Loans under the Amended Revolving Credit Facility may be prepaid without premium or penalty.

Item 2.03.  Creation of a Direct Financing Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion set forth under Item 1.01, “Entry into a Material Definitive Agreement,” of this Form 8-K, which discussion is incorporated herein by reference in its entirety.

Item 9.01.  Exhibits.

(d)            Exhibits.

Exhibit No.	Description

4.1
Amendment No. 1, dated as of April 17, 2018, among Revlon Consumer Products Corporation, Revlon, Inc., the other loan parties and lenders party thereto, and Citibank, N.A. (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC by Revlon, Inc. on April 19, 2018 (the “April 2018 Revlon Form 8-K”)).

4.2
Amendment Agreement No. 1 to Canada – ABL Collateral Agreement, dated as of April 17, 2018, among Revlon Canada Inc., Elizabeth Arden (Canada) Limited and Citibank, N.A. (incorporated by reference to Exhibit 4.2 to the April 2018 Revlon Form 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

	By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General Counsel and Secretary

Date: April 19, 2018

EXHIBIT INDEX

Exhibit No.	Description

4.1
Amendment No. 1, dated as of April 17, 2018, among Revlon Consumer Products Corporation, Revlon, Inc., the other loan parties and lenders party thereto, and Citibank, N.A. (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC by Revlon, Inc. on April 19, 2018 (the “April 2018 Revlon Form 8-K”)).

4.2
Amendment Agreement No. 1 to Canada – ABL Collateral Agreement, dated as of April 17, 2018, among Revlon Canada Inc., Elizabeth Arden (Canada) Limited and Citibank, N.A. (incorporated by reference to Exhibit 4.2 to the April 2018 Revlon Form 8-K).